Exhibit 99.1


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his/her capacity as an officer of Atlantic Coast Airlines Holdings, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  -  the  Annual Report of the Company on Form 10-K for the period  ended
December 31, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  March 29, 2003


/s/__________________
Name:     Kerry B. Skeen
Title:    Chairman and Chief Executive Officer

/s/__________________
Name:     Richard J. Surratt
Title:    Executive Vice President, Treasurer, and Chief Financial
Officer


A signed original of this written statement required by Section 906 has been provided to Atlantic Coast Airlines Holdings, Inc. and will be retained by Atlantic Coast Airlines Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.